UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of FTE Networks, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2019 (the “Original Filing”). This Amendment is being filed to correct certain disclosures in Item 8.01 regarding a term sheet for a business combination and to refile Exhibit 99.1. Except as provided herein, all other disclosures made in the Original Filing remain unchanged.

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Item 8.01.	Other Events

Term Sheet for Business Combination

On October 6, 2019, the Company received a term sheet (the “Term Sheet”) concerning a proposed business combination transaction contemplating the contribution of a multi-billion dollar real estate asset portfolio in exchange for a combination of securities issued by the Company to be agreed upon by the asset contribution party. As part of the proposed transaction, the Company would also acquire a public non-traded REIT with a portfolio of commercial development assets. In addition to the contribution of assets, the proposing company intends to bring an experienced management team to the Company.

Based on the proposed assets to be contributed, the transaction could be accretive to the current shareholder base with the acquisition and on a going-forward basis.

The proposed transaction has been presented to the Board of the Company. The parties to the transaction have engaged various consultants and professionals who are actively conducting due diligence on the transaction. As described herein, the Company is negotiating with the proposing company concerning the terms and conditions of definitive agreements to carry out the proposed business combination. However, no definitive agreement has been reached concerning the proposed business combination transaction and there can be no assurance that any business combination will result from these negotiations.

A copy of the Term Sheet is filed as Exhibit 99.1 hereto and the terms of which are incorporated herein by reference.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of the proposed transactions; the Company’s ability to meet the listing standards of the NYSE American following the consummation of the proposed transactions; unexpected costs, liabilities or delays related to the proposed transactions; the effect of the announcement of the proposed transactions on the ability of the Company retain and hire key personnel and maintain relationships with customers, suppliers and others with whom it does business; potential litigation involving the Company; and general economic and market conditions impacting demand for the Company’s services. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on April 18, 2018 and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning each company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Summary of Proposed Terms and Provisions dated October 8, 2019, from the Acquiror and Contribution Vehicle.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Fred Sacramone
Fred Sacramone
Interim Chief Executive Officer

Date: October 15, 2019

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